Exhibit 99.1

MICROSOFT CORPORATION

1991 STOCK OPTION PLAN, AS AMENDED

(as amended and restated as of June 21, 2006)

1. Purpose of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to such individuals, and to promote the success of the Company’s business by aligning employee financial interests with long-term shareholder value.

Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” shall mean the Committee, if such Committee has been appointed, or the Board of Directors of the Company, if such Committee has not been appointed.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed; provided, however, if the Board of Directors appoints more than one Committee pursuant to Section 4, then “Committee” shall refer to the appropriate Committee, as indicated by the context of the reference.

(d) “Common Shares” shall mean the common shares of Microsoft Corporation.

(e) “Company” shall mean Microsoft Corporation, a Washington corporation and any successor thereto.

(f) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence authorized in writing by a Vice President of the Company prior to its commencement.

(g) “Employee” shall mean any person, including officers, employed by the Company or any Parent or Subsidiary of the Company.

(h) “Incentive Stock Option” shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(i) “Maximum Annual Employee Grant” shall have the meaning set forth in Section 5(e).

(j) “Non-Employee Director” shall have the same meaning as defined or interpreted for purposes of Rule 16b-3 (including amendments and successor provisions) as promulgated by the Securities and Exchange Commission pursuant to its authority under the Exchange Act (“Rule 16b-3”).

(k) “Nonqualified Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

(l) “Option” shall mean a stock option granted pursuant to the Plan.

(m) “Optioned Shares” shall mean the Common Shares subject to an Option.

(n) “Optionee” shall mean an Employee who receives an Option.

(o) “Outside Director” shall have the same meaning as defined or interpreted for purposes of Section 162(m) of the Code.

(p) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(q) “Plan” shall mean this 1991 Stock Option Plan, including any amendments thereto.

(r) “Share” shall mean one Common Share, as adjusted in accordance with Section 11 of the Plan.

(s) “Subsidiary” shall mean (i) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (ii) in the case of a Nonqualified Stock Option, in addition to a subsidiary corporation as defined in (i), a limited liability company, partnership or other entity in which the Company controls 50 percent or more of the voting power or equity interests.

3. Shares Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 4,202,262,379 Common Shares. The Shares may be authorized, but unissued, or reacquired Common Shares.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or awards under the Microsoft Corporation 2001 Stock Plan (the “2001 Plan”).

4. Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board of Directors of the Company.

(1) The Board of Directors may appoint one or more Committees each consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, such Committees shall continue to serve until otherwise directed by the Board of Directors.

(2) Any grants of Options to officers who are subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) shall be made by (i) a Committee of two or more directors, each of whom is a Non-Employee Director and an Outside Director or (ii) as otherwise permitted by both Rule 16b-3, Section 162(m) of the Code and other applicable regulations.

(3) Subject to the foregoing subparagraphs (1) and (2), from time to time the Board of Directors may increase the size of the Committee(s) and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies however caused.

(b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to determine, in accordance with Section 8(b) of the Plan, the fair market value of the Shares; (iii) to determine, in accordance with Section 8(a) of the Plan, the exercise price per share of Options to be granted; (iv) to determine the Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan and the terms of Options; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any Option; (viii) to reduce the exercise price per share of outstanding and unexercised Options; (ix) to accelerate or defer (with the consent of the Optionee) the vesting or exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan; provided that, no consent of an Optionee is necessary under clauses (vii) or (ix) if the modification, amendment, acceleration, or deferral in the reasonable judgment of the Board confers a benefit on the Optionee, or is made pursuant to an adjustment in accordance with Section 11.

(c) Effect of Board’s Decision. All decisions, determinations, and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

5. Eligibility.

(a) Options may be granted only to Employees. For avoidance of doubt, directors are not eligible to participate in the Plan unless they are full-time Employees.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

(c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) Nothing in the Plan or any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of employment with the Company, nor shall it interfere in any way with the Optionee’s right or the Company’s right to terminate the employment relationship at any time, with or without cause.

(e) The maximum number of Shares with respect to which an Option or Options may be granted to any Employee in any one taxable year of the Company shall not exceed 16,000,000 shares (the “Maximum Annual Employee Grant”).

6. Term of Plan. The Plan shall become effective upon its adoption by the Board. No new Options may be granted under the Plan, provided that Shares subject to the Plan (other than Shares issued in the exercise of Options granted under the Plan) shall be available for grants and awards under the 2001 Plan as provided in Section 3 and awards shall be subject to adjustment as provided in Section 11.

7. Term of Option. The term of each Option shall be no more than ten (10) years from the date of grant, provided that if the exercise of an Option or sale of the Shares received upon exercise of an Option is prevented by Company policy, then the term of the Option may be extended until (i) December 31 of the calendar year in which the ten (10) year term would otherwise expire, or (ii) thirty (30) days after the exercise of the Option or sale of the Shares received upon exercise of the Option first would be permitted by Company policy. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant.

8. Exercise Price and Consideration.

(a) The per Share exercise price under each Option shall be such price as is determined by the Board, subject to the following:

(1) In the case of an Incentive Stock Option

(i) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

(ii) granted to any other Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

(2) In the case of a Nonqualified Stock Option the per Share exercise price may be less than, equal to, or greater than the fair market value per Share on the date of grant.

(b) The fair market value per Share shall be the closing price per share of the Common Share on the NASDAQ Stock Market (“NASDAQ”) on the date of grant. If the Shares cease to be listed on NASDAQ, the Board shall designate an alternative method of determining the fair market value of the Shares.

(c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board at the time of grant and may consist of cash and/or check. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price. If the Optionee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may in addition be allowed to pay all or part of the purchase price with Shares. If the Optionee is a participant in the 1998 Microsoft Corporation Stock Option Gain And Bonus Deferral Program, he may in addition be allowed to pay all or part of the purchase price of any deferred Option with Shares. Shares used by officers to pay the exercise price shall be valued at their fair market value on the exercise date.

(d) Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay any federal, state, and local withholding obligations of the Company, if applicable. If an Optionee is an officer of the Company within the meaning of Section 16 of the Exchange Act, he may elect to pay such withholding tax obligations by having the Company withhold Shares having a value equal to the amount required to be withheld. The value of the Shares to be withheld shall equal the fair market value of the Shares on the day the Option is exercised. The right of an officer to dispose of Shares to the Company in satisfaction of withholding tax obligations shall be deemed to be approved as part of the initial grant of an option, unless thereafter rescinded, and shall otherwise be made in compliance with Rule 16b-3 and other applicable regulations.

9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board at the time of grant, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the

Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 5(b), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as Employee. In the event of termination of an Optionee’s Continuous Status as an Employee, such Optionee may exercise stock options to the extent exercisable on the date of termination. Such exercise must occur within three (3) months (or such shorter time as may be specified in the grant), after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or does not exercise such Option within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee as a result of total and permanent disability (i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of twelve (12) months), the Optionee may exercise the Option, but only to the extent of the right to exercise that would have accrued had the Optionee remained in Continuous Status as an Employee for a period of twelve (12) months after the date on which the Employee ceased working as a result of the total and permanent disability. Such exercise must occur within eighteen (18) months (or such shorter time as is specified in the grant) from the date on which the Employee ceased working as a result of the total and permanent disability (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement). To the extent that the Optionee was not entitled to exercise such Option within the time specified herein, the Option shall terminate.

(d) Death of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of the death of an Optionee:

(i) who is at the time of death an Employee of the Company, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option

Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee twelve (12) months after the date of death; or

(ii) whose Option has not yet expired but whose Continuous Status as an Employee terminated prior to the date of death, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(e) Notwithstanding subsections (b), (c), and (d) above, the Board shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate (provided that except as provided in Section 7 above no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the Employee’s Continuous Status as an Employee had occurred).

10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

11. Adjustments Upon Changes in Capitalization or Merger. If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per share covered by outstanding Options under the Plan, and (iii) the Maximum Annual Employee Grant. The Board may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under this Section 11, the Board may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax consequences of an adjustment, and (iii) the possibility that some Optionees might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances may make adjustments that are not uniform or proportionate among outstanding Options, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Options will be effected in a manner that precludes the enlargement of rights and benefits under such Options. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Board shall be final, binding and conclusive. For purposes of this Section 11, conversion of any convertible securities of the Company shall not be deemed to have been effected “without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise an Option as to all or any part of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of an option and all conditions to the grant have been satisfied, provided that conditions to the exercise of an option shall not defer the date of grant. Notice of a grant shall be given to each Employee to whom an Option is so granted within a reasonable time after the determination has been made.

13. Substitutions and Assumptions. The Board shall have the right to substitute or assume Options in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 3 may be increased by the corresponding number of Options assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Options before and after the substitution.

14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided that any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan, shall require approval of or ratification by the shareholders of the Company.

(b) Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Options granted to Employees employed in such countries and to meet the objectives of the Plan.

(c) Effect of Amendment or Termination. Except as otherwise provided in Sections 4 and 11, any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17. Shareholder Approval. The Plan, as amended, is subject to approval by the shareholders of the Company at the 2004 Annual Meeting of Shareholders. If the Plan, as herein amended, is not so approved by the shareholders, the Plan, as previously approved, shall continue in effect.

[The number of shares in Sections 3 and 5(e) have been increased to reflect the 2-for-1 stock splits in May 1994, November 1996, February 1998, March 1999 and February 2003. The number of shares in Section 3 has also been increased to reflect the adjustments related to the special dividend payable December 2, 2004 to shareholders of record on November 17, 2004.]